Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Common Stock beneficially owned by each of them of BankUnited, Inc., a Delaware Corporation. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 14th day of February, 2012.

DBD Cayman Holdings, Ltd.

by:	/s/ Ann Siebecker, attorney-in-fact
Name:	David M. Rubenstein
Title:	Ordinary Member

DBD Cayman, Ltd.
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ Ann Siebecker, attorney-in-fact
Name:	David M. Rubenstein
Title:	Ordinary Member

TCG Holdings Cayman II, L.P.
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ Ann Siebecker, attorney-in-fact
Name:	David M. Rubenstein
Title:	Ordinary Member

TC Group Cayman Investment Holdings, L.P.
by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ Ann Siebecker, attorney-in-fact
Name:	David M. Rubenstein
Title:	Ordinary Member

Carlyle Financial Services, Ltd.
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ Ann Siebecker, attorney-in-fact
Name:	David M. Rubenstein
Title:	Ordinary Member

TCG Financial Services, L.P.
by: Carlyle Financial Services, Ltd., its general partner
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ Ann Siebecker, attorney-in-fact
Name:	David M. Rubenstein
Title:	Ordinary Member

Carlyle Financial Services BU, L.P.
by: TCG Financial Services, L.P., its general partner
by: Carlyle Financial Services, Ltd., its general partner
by: TC Group Cayman Investment Holdings, L.P., its sole shareholder by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ Ann Siebecker, attorney-in-fact
Name:	David M. Rubenstein
Title:	Ordinary Member

TC Group CSP II, L.L.C.
by: TC Group Cayman Investment Holdings, L.P., its managing member by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ Ann Siebecker, attorney-in-fact
Name:	David M. Rubenstein
Title:	Ordinary Member

CSP II General Partner, L.P.
by: TC Group CSP II, L.L.C., its general partner
by: TC Group Cayman Investment Holdings, L.P., its managing member by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ Ann Siebecker, attorney-in-fact
Name:	David M. Rubenstein
Title:	Ordinary Member

Carlyle Strategic Partners II, L.P.
by: CSP II General Partner, L.P., its general partner
by: TC Group CSP II, L.L.C., its general partner
by: TC Group Cayman Investment Holdings, L.P., its managing member by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ Ann Siebecker, attorney-in-fact
Name:	David M. Rubenstein
Title:	Ordinary Member

CSP II Coinvestment, L.P.
by: CSP II General Partner, L.P., its general partner
by: TC Group CSP II, L.L.C., its general partner
by: TC Group Cayman Investment Holdings, L.P., its managing member by: TCG Holdings Cayman II, L.P., its general partner
by: DBD Cayman, Ltd., its general partner
by: DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ Ann Siebecker, attorney-in-fact
Name:	David M. Rubenstein
Title:	Ordinary Member